POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement on Form S-6, or any successor form of the Registration Statement of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement on Form S-6 and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Registration Statement shall have become effective under the Federal Securities Laws and in any event no later than February 1, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 2000


                                              /s/ Paul H. Amato
                                              _____________________________
                                              Paul H. Amato

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement on Form S-6, or any successor form of the Registration Statement of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement on Form S-6 and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Registration Statement shall have become effective under the Federal Securities Laws and in any event no later than February 1, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of September, 2000


                                              /s/ John F. Barrett
                                              _______________________________
                                              John F. Barrett

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement on Form S-6, or any successor form of the Registration Statement of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement on Form S-6 and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Registration Statement shall have become effective under the Federal Securities Laws and in any event no later than February 1, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of September, 2000


                                              /s/ James N. Clark
                                              ______________________________
                                              James N. Clark

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement on Form S-6, or any successor form of the Registration Statement of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement on Form S-6 and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Registration Statement shall have become effective under the Federal Securities Laws and in any event no later than February 1, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 2000


                                              /s/ William J. Williams
                                              ________________________________
                                              William J. Williams

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement on Form S-6, or any successor form of the Registration Statement of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement on Form S-6 and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Registration Statement shall have become effective under the Federal Securities Laws and in any event no later than February 1, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 2000.


                                              /s/ Robert C. Savage
                                              _______________________________
                                              Robert C. Savage

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement on Form S-6, or any successor form of the Registration Statement of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement on Form S-6 and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Registration Statement shall have become effective under the Federal Securities Laws and in any event no later than February 1, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of September, 2000.


                                              /s/ Ralph E. Waldo
                                              _______________________________
                                              Ralph E. Waldo

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement on Form S-6, or any successor form of the Registration Statement of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement on Form S-6 and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Registration Statement shall have become effective under the Federal Securities Laws and in any event no later than February 1, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of September, 2000


                                              /s/ Lawrence L. Grypp
                                              _______________________________
                                              Lawrence L. Grypp